UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2022

CERBERUS CYBER SENTINEL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-41227	83-4210278
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation	File Number)	Identification No.)

6900 E. Camelback Road, Suite 240, Scottsdale, AZ 85251

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (480) 389-3444

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value	CISO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b -2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Bryce Hancock submitted his resignation to the Board of Directors (the “Board”) of Cerberus Cyber Sentinel Corporation (the “Company”) from his position of President and Chief Operating Officer, effective February 15, 2022.

On February 18, 2022, the Board appointed David Bennett as Chief Operating Officer.

Mr. Bennett, 58, brings more than 30 years of executive management experience to the Company. Most recently, from August, 2021 to February, 2022, he served as the Chief Product Officer at Experian Health, a leader in Healthcare Revenue Cycle solutions and Digital Health. Experian provides data services for many verticals leveraging credit data, where Mr. Bennett was responsible for all Experian Health’s Portfolio. Previously, from October, 2020 to August, 2021, Mr. Bennett served as Senior Vice President Product at Gainwell Technologies, a leader in Medicaid Management Systems and Payer Analytics, where Mr. Bennett led Product Management, Engineering and SaaS services. Previously, from March, 2018 to October, 2020, Mr. Bennett served as VP, Global Build Healthcare & Life Sciences at DXC Technologies, which generates 2.9B in Payer, Provider and Life Sciences segments. Mr. Bennett was responsible for product management, architecture, development and solution consulting. From November, 2013 to March, 2018, Mr. Bennett served as EVP, Product & Strategy for Orion Health, a software company which is the leader in Health Information Exchanges, Digital Health and Healthcare Analytics. Mr. Bennett was responsible for corporate strategy, products, and go to market operations. He also serves on the Grand Canyon University President’s STEM Advisory Board. Mr. Bennett received a degree in Computer Information Science from DeVry University in 1985.

Item 8.01 Other Events

On February 17, 2022, the Company issued a press release announcing the appointment of Mr. Bennett. A copy of the press release is filed hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press Release Dated February 17, 2022 Announcing the Appointment of Mr. Bennett
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERBERUS CYBER SENTINEL CORPORATION

By:	/s/ Deb Smith
Deb Smith
Chief Financial Officer (Principal Accounting Officer)

February 22, 2022

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